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                                                                    EXHIBIT 4.12


                            AURORA ELECTRONICS, INC.

                                RIGHTS OFFERING
                          NOMINEE HOLDER CERTIFICATION


     The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase units ("Units") each consisting of $83.33 principal amount of 10% Series B Senior Subordinated Notes Due December 31, 2004 and one share of 7% Senior Cumulative Convertible Preferred Stock, par value $0.01 per share, of Aurora Electronics, Inc. ("Aurora") pursuant to the Rights Offering described in Aurora's Prospectus, dated March 27, 1998 (the "Prospectus"), hereby certifies to Aurora and to American Stock Transfer & Trust Company, as Rights Agent for the Rights Offering, that the undersigned has subscribed for, on behalf of beneficial owners of Rights (which may include the undersigned), the number of Units specified below (without identifying any such beneficial owners):


                   BASIC                      ADDITIONAL                    TOTAL UNITS
          SUBSCRIPTION PRIVILEGE        SUBSCRIPTION PRIVILEGE              SUBSCRIBED
1.
       -----------------------------------------------------------------------------------------
2.
       -----------------------------------------------------------------------------------------
3.
       -----------------------------------------------------------------------------------------
4.
       -----------------------------------------------------------------------------------------
5.
       -----------------------------------------------------------------------------------------
6.
       -----------------------------------------------------------------------------------------
7.
       -----------------------------------------------------------------------------------------
8.
       -----------------------------------------------------------------------------------------
9.
       -----------------------------------------------------------------------------------------
10.
       -----------------------------------------------------------------------------------------

Date: ----------------------------------------, 1998   -----------------------------------------

                                                         -------------------------------------------------

                                                         -------------------------------------------------
                                                                Name and Address of Nominee Holder

                                                                                By:
                                                         -------------------------------------------------
                                                                               Name:
                                                                              Title: